                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                              RMBS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,000,000,100 (APPROXIMATE)

                                   MLCC 2003-F
                       MORTGAGE PASS-THROUGH CERTIFICATES
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                        MERRILL LYNCH CREDIT CORPORATION
                                     SELLER

                          CENDANT MORTGAGE CORPORATION
                                    SERVICER

SEPTEMBER 3, 2003

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all material of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that residential mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

FOR ADDITIONAL INFORMATION PLEASE CALL:

BANKING / DEAL MANAGEMENT
-------------------------
Matt Whalen                        (212) 449-0752
Paul Park                          (212) 449-6380
Ted Bouloukos                      (212) 449-5029
Fred Hubert                        (212) 449-5071
Alan Chan                          (212) 449-8140
Alice Chang                        (212) 449-1701
Sonia Lee                          (212) 449-5067
Amanda de Zutter                   (212) 449-0425

TRADING
-------
Scott Soltas                       (212) 449-3659
Charles Sorrentino                 (212) 449-3659

RESEARCH
--------
Glenn Costello                     (212) 449-4457

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

DEAL STRUCTURE SUMMARY:

                                   MLCC 2003-F

            $1,000,000,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                   ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                   WAL (YRS)         PYMT WINDOW            CERTIFICATE                            EXPECTED RTGS
CLASS   PRINCIPAL BALANCE (1)    (CALL/MAT)(2)   (MONTHS)(CALL/MAT)(2)    INTEREST RATES     TRANCHE TYPE       S&P/MOODY'S/[FITCH]
------------------------------------------------------------------------------------------------------------------------------------
A-1       $  819,000,000          3.98/4.29      1 - 123 /  1 - 297        Floater (3)          Senior              AAA/Aaa/AAA
A-2       $  150,000,000          3.98/4.30      1 - 123 /  1 - 297        Floater (4)          Senior              AAA/Aaa/AAA
X-A-1     $  969,000,000(6)       1.89/1.89             N/A                Floater (7)      Notional/Senior         AAA/Aaa/AAA
X-A-2     $  969,000,000(6)       3.98/4.29             N/A                Floater (8)      Notional/Senior         AAA/Aaa/AAA
X-B       $   23,000,000(6)                                                                     Senior              AAA/Aaa/AAA
A-R       $          100                 Information Not Provided Hereby                        Senior              AAA/Aaa/AAA
B-1       $   10,500,000          6.76/7.42     39 - 123 / 39 - 297        Floater (5)        Subordinate           AA+/Aa2/AA+
B-2       $    8,000,000                                                                      Subordinate             A+/A2/A+
B-3       $    4,500,000                                                                      Subordinate          BBB+/Baa2/BBB
B-4       $    2,500,000                 Information Not Provided Hereby                      Subordinate            BB+/Ba2/BB
B-5       $    2,000,000                                                                      Subordinate              B+/B2/B
B-6       $    3,500,000                                                                      Subordinate             NR/NR/NR
------------------------------------------------------------------------------------------------------------------------------------
TOTAL     $1,000,000,100
------------------------------------------------------------------------------------------------------------------------------------

(1) Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (Group 1 Mortgage Loans, as described herein). Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (Group 2 Mortgage Loans, as described herein). Distributions on the Subordinate Certificates will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2) The WAL and Payment Windows to Call for the Class A-1, Class A-2, and Class B-1 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR. The WAL and Payment Windows to Maturity for the Class A-1, Class A-2, and Class B-1 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3) The Class A-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group I Net WAC (as described herein) and (iii) 11.75%.

(4) The Class A-2 Certificates will initially have an interest rate equal to the least of (i) six-month LIBOR plus [ ] bps (which margin doubles on the first LIBOR determination date after the Clean-Up Call Date (as described herein)), (ii) the Group II Net WAC (as described herein) and (iii) 11.75%.

(5) The Class B-1 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] after the Clean-Up Call Date (as described herein)), (ii) the Subordinate Net WAC and (iii) 11.75%.

(6) Balances shown with respect to the Class X-A-1, Class X-A-2, and Class X-B Certificates are notional balances. Such classes are interest-only certificates and will not be entitled to distribution of principal.

(7) The balance shown is the combined initial notional amount of the two components that make up the Class X-A-1 Certificates. Such class is interest-only and will not be entitled to distributions of principal. The interest rate on each of the two components of the Class X-A-1 Certificates will be 1.00% subject to a cap equal to the weighted average interest rate of the mortgage loans in the loan pool related to each component.

(8) The balance shown is the combined initial notional amount of the two components that make up the Class X-A-2 certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-A-2 Certificates as described in the Prospectus Supplement.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

DEPOSITOR:                     Merrill Lynch Mortgage Investors, Inc.

LEAD MANAGER:                  Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated

CO-MANAGERS:                   [Banc of America Securities LLC and Credit Suisse
                               First Boston]

TRUSTEE:                       Wells Fargo Bank Minnesota, National Association.

RATING AGENCIES:               S&P, Moody's and [Fitch] will rate the Offered
                               Certificates. It is expected that the
                               Certificates will be assigned the credit ratings on page 4 of this preliminary Term Sheet.

CUT-OFF DATE:                  September 1, 2003.

PRICING DATE:                  On or about September [5], 2003.

CLOSING DATE:                  On or about September [25], 2003.

DISTRIBUTION DATES:            The 25th day of each month (or if not a business
                               day, the next succeeding business day),
                               commencing in October 2003.

CERTIFICATES:                  The "Senior Certificates" will consist of the
                               Class A-1 and Class A-2 (together, the "Class A
                               Certificates"), the Class X-A-1, the Class X-A-2, and Class X-B (together, the "Class X
                               Certificates") and Class A-R Certificates. The
                               "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class
                               B-5 and Class B-6 Certificates. The Senior
                               Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Class A-1, Class A-2,
                               Class X-A-1, Class X-A-2, Class X-B, Class B-1,
                               Class B-2, and Class B-3 Certificates
                               (collectively, the "Offered Certificates") are being offered publicly.

REGISTRATION:                  The Offered Certificates will be made available
                               in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

FEDERAL TAX TREATMENT:         It is anticipated that, for federal income tax
                               purposes, (i) the Offered Certificates will represent ownership of REMIC regular interests,
                               (ii) the Class A Certificates, the Class B-1
                               Certificates, the Class B-2 Certificates and the
                               Class B-3 Certificates will also represent the right to payments under certain outside-the-REMIC contracts, (iii) the Class X-A-1 Certificates will represent the right to payments under certain outside-the-REMIC contracts and the obligation to make payments under certain other outside-the-REMIC contracts and (iv) the holders of the Class X-A-2 Certificates will be treated as obligated to make payments under certain outside-the-REMIC contracts.

ERISA ELIGIBILITY:             The Offered Certificates are expected to be ERISA
                               eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA TREATMENT:               The Senior Certificates (other than the Class A-R
                               Certificates) and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                               SMMEA.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

OPTIONAL REDEMPTION:           The terms of the transaction allow for the
                               certificates to be redeemed and/or retired once the aggregate principal balance of the Mortgage
                               Loans is equal to 20% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date ("the Optional Call Date").

CLEAN-UP CALL:                 The terms of the transaction allow for an
                               optional termination of the trust and retirement of the Certificates on the date (the "Clean-Up
                               Call Date") on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

PRICING PREPAYMENT SPEED:      The Offered Certificates will be priced to a
                               prepayment speed of 20% CPR.

MORTGAGE LOANS:                The trust will consist of 2 groups of
                               approximately 2,491 adjustable rate mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the pool of approximately
                               $1,000,000,125.11 aggregate principal balance of
                               Mortgage Loans, as of August 31, 2003. The
                               Mortgage Loans are one-month LIBOR indexed
                               (approximately 23.07% of the Mortgage Loans) or six-month LIBOR indexed (approximately 76.93% of the Mortgage Loans) Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term the Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis. All Mortgage
                               Loans were generally originated in accordance with the related underwriting guidelines specified in the prospectus supplement.

GROUP I
MORTGAGE LOANS:                The Group I Mortgage Loans have an aggregate
                               principal balance of $845,200,920.35, as of August 31, 2003, which equals approximately
                               84.52% of the Mortgage Loans. The Group I
                               Mortgage Loans are one-month LIBOR indexed
                               (approximately 27.30% of the Group I Mortgage
                               Loans) or six-month LIBOR indexed (approximately
                               72.70% of the Group I Mortgage Loans) Mortgage
                               Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group I Mortgage Loans are scheduled to amortize on a 15-year fully amortizing basis.

GROUP II
MORTGAGE LOANS:                The Group II Mortgage Loans have an aggregate
                               principal balance of $154,799,204.76, as of August 31, 2003, which equals approximately
                               15.48% of the Mortgage Loans. The Group II
                               Mortgage Loans are all six-month LIBOR indexed
                               Mortgage Loans and have original terms to maturity of approximately 25 years, scheduled to pay interest only for the first 10 years, after which interest-only term such Group II Mortgage
                               Loans are scheduled to amortize on a 15-year fully amortizing basis.

ACCRUED INTEREST:              The Offered Certificates, other than the Class
                               X-A-1, Class X-A-2, and Class X-B Certificates, will settle flat.

ACCRUAL PERIOD:                The interest accrual period (the "Accrual
                               Period") with respect to the Class A-1, A-2, B-1,
                               B-2 and B-3 Certificates for each Distribution
                               Date will be the period beginning on

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                               the 25th day of the month prior to such
                               Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution Date on a 30/360 basis. The interest accrual period for the Class X Certificates for each Distribution Date will be the calendar month immediately preceding the month in which the Distribution Date occurs on a 30/360 basis.

DELAY DAYS:                    The Offered Certificates, other than the Class
                               X-A-1, Class X-A-2, and Class X-B Certificates, will have 0 delay days.

NET WAC CAPS:                  In the case of the Class A-1 Certificates, the
                               weighted average of the net mortgage rates for the Group I Mortgage Loans, the "Group I Net WAC
                               Cap". In the case of the Class A-2 Certificates, the weighted average of the net mortgage rates for the Group II Mortgage Loans, the "Group II
                               Net WAC Cap". In the case of the Class B-1, Class
                               B-2 and Class B-3 Certificates, the weighted average of the net mortgage rates for the Group I and Group II Mortgage Loans, weighted on the basis of the related group subordinate amount
                               (the "Subordinate Net WAC Cap"). The net mortgage rate is equal to the mortgage loan rate of the mortgage loan less the serving fee rate. The group subordinate amount for the Group 1 Mortgage loans will equal the excess of the aggregate principal of the Group I Mortgage loans over the aggregate certificate principal balance of the Senior Certificates related to Group I. The group subordinate amount for the Group II Mortgage
                               Loans will equal the excess of the aggregate principal of the Group II Mortgage Loans over the aggregate certificate principal balance of the Senior Certificates related to Group II.

                               If on any Distribution Date, the Certificate
                               Interest Rate of the Class A-1, Class A-2, Class B-1, Class B-2 or B-3 Certificates is subject to the related Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the related Net WAC Cap, but only up to [11.75]%) over (ii) the amount of interest payable on such Certificates based on the related Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the related Net WAC Cap, but only up to [11.75]%) (together, the related "Basis Risk Shortfall Amount") as provided under "Certificates' Priority of Distribution" herein.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

CREDIT ENHANCEMENT:            Senior/subordinate, shifting interest structure.

----------------------------------------------------------------
                                         BOND        INITIAL
CERTIFICATES      S&P/MOODY'S/[FITCH]   SIZES*    SUBORDINATION*
----------------------------------------------------------------
SENIOR
CERTIFICATES      AAA/Aaa/AAA            96.90%        3.10%

CLASS B-1         AA+/Aa2/AA+             1.05%        2.05%
----------------------------------------------------------------

*Preliminary and subject to revision.

SHIFTING INTEREST:             Until the first Distribution Date occurring on or
                               after [October 2013], the Subordinate
                               Certificates will be locked out from receipt of all scheduled and unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. There is no scheduled principal due on the Mortgage Loans for the first ten years following origination.

                               The prepayment percentages on the Subordinate Certificates are as follows:

October 2003 - September 2013           [0% Pro Rata Share]
October 2013 - September 2014           [30% Pro Rata Share]
October 2014 - September 2015           [40% Pro Rata Share]
October 2015 - September 2016           [60% Pro Rata Share]
October 2016 - September 2017           [80% Pro Rata Share]
October 2017 and after                  [100% Pro Rata Share]

                               Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in October 2006 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

                               Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage for a group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off date), the related class of Class A Certificates will receive all unscheduled prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

ALLOCATION OF
REALIZED LOSSES:               Any realized losses, on the Mortgage Loans will
                               be allocated as follows: first, to the
                               Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related
                               Class A Certificates, pro rata, in reduction of their Certificate principal balance.

CERTIFICATES' PRIORITY OF
DISTRIBUTIONS:                 Distributions on the Certificates will be made on
                               each Distribution Date from available interest and principal collections received during the related due period on the Mortgage Loans in the related mortgage pool (in the case of the Class
                               A-1, Class A-2, Class A-R Certificates) and both mortgage pools (in the case of the Class X-A-1, Class X-A-2 and Class X-B Certificates and the
                               Class B-1 and the other subordinate
                               certificates), in the following order of priority:

                               1) To the Class A-R, Class A-1, Class A-2, Class X-A-1, Class X-A-2 and Class X-B Certificates, accrued and unpaid interest at the related certificate interest rate; provided, however, that the current interest distributable to the Class X-A-1, Class X-A-2 and Class X-B Certificates may be limited as a result of basis risk shortfalls as provided in the Prospectus Supplement;

                               2) Concurrently as follows:

                                   i) Sequentially to Class A-R and Class A-1, until their respective principal balances are reduced to zero, all principal received with respect to the Group I Mortgage Loans (other than any portion of such principal distributable to the Class B Certificates pursuant to
                                        (4) and (5) below).

                                   ii)  To Class A-2, until its principal
                                        balance is reduced to zero, all
                                        principal received with respect to the
                                        Group II Mortgage Loans (other than any
                                        portion of such principal distributable
                                        to the Class B Certificates pursuant to
                                        (4) and (5) below).

                               3) To the Class B-1, Class B-2, and Class B-3
                                  Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate.

                               4) To the Class B-1, Class B-2, and Class B-3
                                  Certificates, in sequential order, principal allocable to such Classes, until their principal balances are reduced to zero.

                               5) To the Class B-4, Class B-5 and Class B-6
                                  Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective shares of principal allocable to such Classes (with all amounts of interest and principal due to the Class B-4 Certificates paid prior to any amounts being paid to Class B-5 and class B-6 Certificates and all amounts of interest and principal due to the Class B-5 Certificates paid prior to any amounts being paid to the Class B-6 Certificates.)

                               6) To the Class A-R Certificate, any remaining
                                  amount.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                   GROUP I NET WAC CAP SCHEDULE FOR CLASS A-1
                   GROUP II NET WAC CAP SCHEDULE FOR CLASS A-2
    SUBORDINATE NET WAC CAP SCHEDULE FOR CLASS B-1, CLASS B-2, AND CLASS B-3


                                      ASSUMPTIONS:
                              ----------------------------
                              20% CPR
                              Hard Cap: 11.75%
                              To Call
                              Initial 1 Month LIBOR: 1.12%
                              Initial 6 Month LIBOR: 1.21%

                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

----------------------------------------------------------------------------------------------------------------------------
                                                                                  ORIG.      REM.
                                                 CURRENT   SERVICING     NET     TERM TO   TERM TO   INTEREST-ONLY
                                  PRINCIPAL      MORTGAGE     FEE      MORTGAGE  MATURITY  MATURITY    REM. TERM     GROSS
POOL            LOAN TYPE         BALANCE($)      RATE(%)     (%)      RATE(%)    (MOS.)    (MOS.)       (MOS.)     MARGIN(%)
----------------------------------------------------------------------------------------------------------------------------
I            One-Month LIBOR    230,698,722.93    3.008      0.250      2.758      300       296         116         1.881
I            Six-Month LIBOR    614,502,197.42    3.141      0.250      2.891      300       297         117         1.927
II           Six-Month LIBOR    154,799,204.76    3.153      0.250      2.903      300       297         117         1.944
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------
                                            RATE
              MAX.      MIN.    NEXT RATE    ADJ.
            MORTGAGE  MORTGAGE    ADJ.      FREQ.
POOL         RATE(%)   RATE(%)  (MONTHS)   (MONTHS)
--------------------------------------------------
I            12.000    1.881       1          1
I            12.000    1.927       3          6
II           12.000    1.944       3          6
--------------------------------------------------

The Group I Net WAC Cap, Group II Net WAC Cap, and Subordinate Net WAC Cap are calculated using the above noted assumptions. In addition, 1 Month LIBOR and 6 Month LIBOR each increase to 20% after the first period.

----------------------------------------------------------------------------------
                    GROUP I NET (1)         GROUP II (2)        SUBORDINATE(1) (2)
DISTRIBUTION        --------------          ------------        -----------------
   PERIOD               WAC CAP              NET WAC CAP           NET WAC CAP
----------------------------------------------------------------------------------
     1                    2.85%                 2.90%                  2.86%
----------------------------------------------------------------------------------
     2                    2.85%                 2.90%                  2.86%
----------------------------------------------------------------------------------
     3                    5.31%                 2.90%                  4.94%
----------------------------------------------------------------------------------
     4                   11.75%                11.75%                 11.75%
----------------------------------------------------------------------------------
     5                   11.75%                11.75%                 11.75%
----------------------------------------------------------------------------------
     6                   11.75%                11.75%                 11.75%
----------------------------------------------------------------------------------
7 and after              11.75%                11.75%                 11.75%
----------------------------------------------------------------------------------

(1)  1 Month LIBOR has a lookback period of 25 days.

(2)  6 Month LIBOR has a lookback period of 45 days.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                              TOTAL MORTGAGE LOANS
                                  As of 8/31/03

Total Current Balance                      $1,000,000,125.11
Total Number of Loans                                  2,491

                                         AVERAGE OR
                                     WEIGHTED AVERAGE (1)           MINIMUM                MAXIMUM
                                     --------------------           -------                -------
Current Balance                          $401,445.25              $19,350.00           $10,000,000.00
Original Balance                         $404,841.62              $19,350.00           $10,000,000.00

Loan Rate                                      3.112%                  2.000%                   5.250%
Servicing Fee                                  0.250%                  0.250%                   0.250%
Net Loan Rate                                  2.862%                  1.750%                   5.000%

Gross Margin                                   1.919%                  0.875%                   4.125%
Maximum Loan Rate                             12.000%                 12.000%                  12.000%

Original LTV                                   66.04%                   8.51%                  100.00%
Effective LTV                                  62.83%                   8.51%                   95.00%

Credit Score                                     732                     510                      820

Original Term (mos)                              300                     300                      300
Remaining Term (mos)                             297                     272                      299
Seasoning (mos)                                    3                       1                       28

Next Rate Reset                                    3                       1                        6
Rate Adj Freq                                      5                       1                        6
First Rate Adj Freq (2)                            5                       2                        6

IO Original Term                                 120                     120                      120
IO Remaining Term                                117                      92                      119

Top State Concentrations ($) CA(20.12%), FL(10.54%), NY(9.39%), NJ(5.92%),
TX(4.55%)

First Pay Date                      06/01/01      09/01/03
Next Rate Change Date               10/01/03      03/01/04
Maturity Date                       05/01/26      08/01/28

(1)  Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                                                            % OF AGGREGATE
                     NUMBER OF                             PRINCIPAL BALANCE
                     MORTGAGE      AGGREGATE PRINCIPAL   OUTSTANDING AS OF THE
    INDEX              LOANS       BALANCE OUTSTANDING        CUT-OFF DATE
-------------        ---------     -------------------   ---------------------
1 Month LIBOR            525        $  230,698,722.93            23.07%
6 Month LIBOR          1,966           769,301,402.18            76.93
-------------          -----        -----------------           ------
TOTAL:                 2,491        $1,000,000,125.11           100.00%
-------------          -----        -----------------           ------

                                                                           % OF AGGREGATE
                                 NUMBER OF                                PRINCIPAL BALANCE
RANGE OF CUT-OFF DATE STATED     MORTGAGE       AGGREGATE PRINCIPAL       OUTSTANDING AS OF
   PRINCIPAL BALANCES($)          LOANS         BALANCE OUTSTANDING        THE CUT-OFF DATE
-----------------------------    ---------      -------------------       -----------------
0.01 to 100,000.00                  226          $   16,968,091.35              1.70%
100,000.01 to 200,000.00            620              94,239,515.77              9.42
200,000.01 to 300,000.00            507             126,825,109.31             12.68
300,000.01 to 400,000.00            329             114,872,226.56             11.49
400,000.01 to 500,000.00            235             106,381,412.05             10.64
500,000.01 to 600,000.00            132              72,717,206.80              7.27
600,000.01 to 700,000.00            100              64,924,579.23              6.49
700,000.01 to 800,000.00             80              60,449,045.18              6.04
800,000.01 to 900,000.00             45              38,271,500.18              3.83
900,000.01 to 1,000,000.00           75              73,262,667.00              7.33
1,000,000.01 to 1,100,000.00         24              25,465,751.05              2.55
1,100,000.01 to 1,200,000.00         20              23,398,717.54              2.34
1,200,000.01 to 1,300,000.00         23              29,025,024.47              2.90
1,300,000.01 to 1,400,000.00          9              11,946,322.35              1.19
1,400,000.01 to 1,500,000.00         14              20,572,458.93              2.06
1,500,000.01 to 2,000,000.00         43              76,492,432.16              7.65
2,000,000.01 to 2,500,000.00          2               4,617,580.40              0.46
2,500,000.01 to 3,000,000.00          1               3,000,000.00              0.30
3,000,000.01 or greater               6              36,570,484.78              3.66
-----------------------------     -----          -----------------            ------
TOTAL:                            2,491          $1,000,000,125.11            100.00%
-----------------------------     -----          -----------------            ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                                                                        % OF AGGREGATE
                             NUMBER OF                                 PRINCIPAL BALANCE
RANGE OF CURRENT MORTGAGE     MORTGAGE       AGGREGATE PRINCIPAL       OUTSTANDING AS OF
         RATES (%)             LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
-------------------------    ---------       -------------------       -----------------
     1.751 to 2.000                2          $    1,413,717.45               0.14%
     2.001 to 2.250                4               4,113,300.00               0.41
     2.251 to 2.500               13               4,125,896.46               0.41
     2.501 to 2.750              389             141,363,400.22              14.14
     2.751 to 3.000              630             243,171,460.45              24.32
     3.001 to 3.250            1,180             464,751,953.99              46.48
     3.251 to 3.500              254             103,911,129.23              10.39
     3.501 to 3.750               15              12,428,819.66               1.24
     3.751 to 4.000                2               5,722,462.87               0.57
     4.001 to 4.250                1              10,000,000.00               1.00
     5.001 to 5.250                1               8,997,984.78               0.90
-------------------------      -----          -----------------             ------
TOTAL:                         2,491          $1,000,000,125.11             100.00%
-------------------------      -----          -----------------             ------

                                                                           % OF AGGREGATE
                                NUMBER OF                                 PRINCIPAL BALANCE
                                MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
ORIGINAL TERM (MONTHS)           LOANS         BALANCE OUTSTANDING        THE CUT-OFF DATE
---------------------           ---------      --------------------       -----------------
         300                      2,491          $1,000,000,125.11            100.00%
---------------------             -----          -----------------            ------
TOTAL:                            2,491          $1,000,000,125.11            100.00%
---------------------             -----          -----------------            ------

                                                                         % OF AGGREGATE
                              NUMBER OF                                 PRINCIPAL BALANCE
                              MORTGAGE        AGGREGATE PRINCIPAL       OUTSTANDING AS OF
REMAINING TERM (MONTHS)         LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
-----------------------       ---------        -----------------        -----------------
         272                       1           $      199,508.44              0.02%
         285                       3                1,099,225.14              0.11
         286                       5                2,772,207.22              0.28
         287                      12                4,445,751.97              0.44
         288                      26               10,851,488.04              1.09
         289                      22               11,620,197.73              1.16
         290                      14                5,263,802.36              0.53
         291                       2                  411,426.11              0.04
         292                       8               12,563,299.07              1.26
         293                      13                6,698,719.20              0.67
         294                      30               10,521,538.54              1.05
         295                     485              180,285,358.08             18.03
         296                     813              322,742,246.27             32.27
         297                      87               34,878,875.57              3.49
         298                     114               47,359,765.52              4.74
         299                     856              348,286,715.85             34.83
-----------------------        -----           -----------------            ------
TOTAL:                         2,491           $1,000,000,125.11            100.00%
-----------------------        -----           -----------------            ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                              TOTAL MORTGAGE LOANS
                                  As of 8/31/03

                                                                % OF AGGREGATE
                             NUMBER OF                         PRINCIPAL BALANCE
RANGE OF ORIGINAL LOAN-TO-   MORTGAGE    AGGREGATE PRINCIPAL   OUTSTANDING AS OF
     VALUE RATIOS (%)          LOANS     BALANCE OUTSTANDING   THE CUT-OFF DATE
--------------------------   ---------   -------------------   -----------------
0.01 to 10.00                      8      $    2,770,462.19           0.28%
10.01 to 20.00                    36          11,003,546.23           1.10
20.01 to 30.00                    76          27,789,146.03           2.78
30.01 to 40.00                   166          64,257,224.49           6.43
40.01 to 50.00                   272         100,896,571.78          10.09
50.01 to 60.00                   270         137,655,186.72          13.77
60.01 to 70.00                   397         199,943,281.14          19.99
70.01 to 75.00                   328         138,698,114.47          13.87
75.01 to 80.00                   610         191,568,934.78          19.16
80.01 to 85.00                    38          13,709,786.50           1.37
85.01 to 90.00                    62          18,833,663.36           1.88
90.01 to 95.00                    81          20,223,031.59           2.02
95.01 to 100.00                  147          72,651,175.83           7.27
-------------------------      -----      -----------------         ------
TOTAL:                         2,491      $1,000,000,125.11         100.00%
-------------------------      -----      -----------------         ------

                                                                % OF AGGREGATE
                             NUMBER OF                         PRINCIPAL BALANCE
RANGE OF EFFECTIVE LOAN-TO-  MORTGAGE    AGGREGATE PRINCIPAL   OUTSTANDING AS OF
      VALUE RATIOS (%)         LOANS     BALANCE OUTSTANDING   THE CUT-OFF DATE
---------------------------  ---------   -------------------   -----------------
0.01 to 10.00                      8      $    2,770,462.19           0.28%
10.01 to 20.00                    36          11,003,546.23           1.10
20.01 to 30.00                    76          27,789,146.03           2.78
30.01 to 40.00                   166          64,257,224.49           6.43
40.01 to 50.00                   334         122,561,772.46          12.26
50.01 to 60.00                   274         141,715,852.20          14.17
60.01 to 70.00                   560         286,828,831.01          28.68
70.01 to 75.00                   321         134,586,841.54          13.46
75.01 to 80.00                   592         180,439,726.50          18.04
80.01 to 85.00                    21           4,960,471.05           0.50
85.01 to 90.00                    45          11,133,591.57           1.11
90.01 to 95.00                    58          11,952,659.84           1.20
---------------------------    -----      -----------------         ------
TOTAL:                         2,491      $1,000,000,125.11         100.00%
---------------------------    -----      -----------------         ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                              TOTAL MORTGAGE LOANS
                                  As of 8/31/03

                                                                % OF AGGREGATE
                             NUMBER OF                         PRINCIPAL BALANCE
                             MORTGAGE    AGGREGATE PRINCIPAL   OUTSTANDING AS OF
RANGE OF CREDIT SCORES         LOANS     BALANCE OUTSTANDING   THE CUT-OFF DATE
----------------------       ---------   -------------------   -----------------
501 to 525                        2       $      748,962.87          0.07%
551 to 575                        3              622,215.99          0.06
576 to 600                       16            5,738,272.49          0.57
601 to 625                       38           19,413,734.22          1.94
626 to 650                       91           44,304,176.30          4.43
651 to 675                      176           63,703,137.34          6.37
676 to 700                      281          106,574,332.24         10.66
701 to 725                      347          150,829,481.81         15.08
726 to 750                      456          189,821,505.10         18.98
751 to 775                      550          214,196,024.73         21.42
776 to 800                      450          179,207,606.53         17.92
801 to 825                       81           24,840,675.49          2.48
----------------------        -----       -----------------        ------
TOTAL:                        2,491       $1,000,000,125.11        100.00%
----------------------        -----       -----------------        ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                              TOTAL MORTGAGE LOANS
                                  As of 8/31/03

                            NUMBER OF                                    % OF AGGREGATE PRINCIPAL
                            MORTGAGE     AGGREGATE PRINCIPAL BALANCE      BALANCE OUTSTANDING AS
  GEOGRAPHIC AREA            LOANS              OUTSTANDING                OF THE CUT-OFF DATE
--------------------        ---------    ---------------------------     ------------------------
Alabama                          26           $    7,260,822.09                     0.73%
Alaska                            1                  146,200.00                     0.01
Arizona                          67               24,761,792.50                     2.48
Arkansas                          7                1,576,757.24                     0.16
California                      351              201,224,518.78                    20.12
Colorado                         80               29,821,218.70                     2.98
Connecticut                      43               25,943,968.95                     2.59
Delaware                          6                2,623,269.10                     0.26
District of Columbia              8                5,681,565.27                     0.57
Florida                         249              105,420,738.15                    10.54
Georgia                         118               34,684,723.31                     3.47
Hawaii                            8                3,690,381.37                     0.37
Idaho                             7                3,174,325.80                     0.32
Illinois                         79               31,951,129.50                     3.20
Indiana                          31                7,799,497.32                     0.78
Iowa                              5                  587,050.72                     0.06
Kansas                           17                6,376,352.95                     0.64
Kentucky                         19                6,407,171.07                     0.64
Louisiana                        19                4,323,469.63                     0.43
Maine                            14                4,752,487.22                     0.48
Maryland                         51               17,823,734.52                     1.78
Massachusetts                    50               23,693,437.70                     2.37
Michigan                        102               28,234,293.20                     2.82
Minnesota                        26                9,773,812.24                     0.98
Mississippi                       7                  991,960.18                     0.10
Missouri                         32                9,519,053.46                     0.95
Montana                          10                2,375,020.41                     0.24
Nebraska                          7                1,375,189.78                     0.14
Nevada                           53               27,815,499.08                     2.78
New Hampshire                     8                2,225,340.81                     0.22
New Jersey                      134               59,173,938.97                     5.92
New Mexico                        8                1,176,457.00                     0.12
New York                        172               93,934,104.09                     9.39
North Carolina                   67               20,908,835.31                     2.09
North Dakota                      4                  517,093.62                     0.05
Ohio                             68               15,615,208.67                     1.56
Oklahoma                         12                2,199,967.04                     0.22
Oregon                           15                4,156,999.04                     0.42
Pennsylvania                     59               16,338,609.73                     1.63
Rhode Island                      7                2,574,806.91                     0.26
South Carolina                   37               20,237,134.93                     2.02
South Dakota                      3                  417,334.96                     0.04
Tennessee                        33                6,355,409.98                     0.64
Texas                           145               45,483,873.90                     4.55
Utah                             17                4,596,001.48                     0.46
Vermont                           5                1,988,851.83                     0.20
Virginia                        141               44,276,751.18                     4.43
Virgin Islands                    8                3,647,795.48                     0.36
Washington                       27                8,661,274.10                     0.87
West Virginia                     3                1,204,830.96                     0.12
Wisconsin                        20                8,728,802.80                     0.87
Wyoming                           5                5,771,262.08                     0.58
--------------------          -----           -----------------                   ------
TOTAL:                        2,491           $1,000,000,125.11                   100.00%
--------------------          -----           -----------------                   ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                              TOTAL MORTGAGE LOANS
                                  As of 8/31/03

                                                                        % OF AGGREGATE
                             NUMBER OF                                 PRINCIPAL BALANCE
                             MORTGAGE       AGGREGATE PRINCIPAL        OUTSTANDING AS OF
OCCUPANCY TYPE                LOANS         BALANCE OUTSTANDING        THE CUT-OFF DATE
--------------               ---------      -------------------        -----------------
Primary                        2,128         $  852,855,144.90               85.29%
Second Home                      239            115,894,169.31               11.59
Investment                       124             31,250,810.90                3.13
--------------                 -----         -----------------              ------
TOTAL:                         2,491         $1,000,000,125.11              100.00%
--------------                 -----         -----------------              ------

                                                                        % OF AGGREGATE
                             NUMBER OF                                 PRINCIPAL BALANCE
                             MORTGAGE       AGGREGATE PRINCIPAL        OUTSTANDING AS OF
      PROPERTY TYPE           LOANS         BALANCE OUTSTANDING        THE CUT-OFF DATE
------------------------     ---------      -------------------        -----------------
Single Family                  1,540         $  645,152,234.82               64.52%
Planned Unit Development         580            225,512,931.31               22.55
Condominium                      296             99,776,193.21                9.98
Cooperative                       42             18,322,156.34                1.83
Two- to Four-Family               33             11,236,609.43                1.12
------------------------       -----         -----------------              ------
TOTAL:                         2,491         $1,000,000,125.11              100.00%
------------------------       -----         -----------------              ------

                                                                        % OF AGGREGATE
                             NUMBER OF                                 PRINCIPAL BALANCE
                             MORTGAGE       AGGREGATE PRINCIPAL        OUTSTANDING AS OF
    LOAN PURPOSE              LOANS         BALANCE OUTSTANDING        THE CUT-OFF DATE
---------------------        ---------      -------------------        -----------------
Purchase                         600         $  277,173,379.38               27.72%
Refinance - Rate Term          1,043            357,840,304.80               35.78
Refinance - Cashout              848            364,986,440.93               36.50
---------------------          -----         -----------------              ------
TOTAL:                         2,491         $1,000,000,125.11              100.00%
---------------------          -----         -----------------              ------

                                                                        % OF AGGREGATE
                             NUMBER OF                                 PRINCIPAL BALANCE
                             MORTGAGE       AGGREGATE PRINCIPAL        OUTSTANDING AS OF
LOAN DOCUMENTATION            LOANS         BALANCE OUTSTANDING        THE CUT-OFF DATE
------------------           ---------      -------------------        -----------------
Full                           1,446         $  651,528,046.65               65.15%
Alternative                      406            139,123,240.05               13.91
Stated                           210             66,893,957.68                6.69
No Income/No Ratio               429            142,454,880.73               14.25
------------------             -----         -----------------              ------
TOTAL:                         2,491         $1,000,000,125.11              100.00%
------------------             -----         -----------------              ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                              TOTAL MORTGAGE LOANS
                                  As of 8/31/03

                                                                        % OF AGGREGATE
                             NUMBER OF                                 PRINCIPAL BALANCE
                             MORTGAGE       AGGREGATE PRINCIPAL        OUTSTANDING AS OF
   CHANNEL                    LOANS         BALANCE OUTSTANDING        THE CUT-OFF DATE
-------------                ---------      -------------------        -----------------
Retail                         2,233         $  885,223,397.02               88.52%
Correspondent                    170             66,734,213.17                6.67
Broker                            88             48,042,514.92                4.80
-------------                  -----         -----------------              ------
TOTAL:                         2,491         $1,000,000,125.11              100.00%
-------------                  -----         -----------------              ------

                                                                        % OF AGGREGATE
                             NUMBER OF                                 PRINCIPAL BALANCE
                             MORTGAGE       AGGREGATE PRINCIPAL        OUTSTANDING AS OF
MARGINS (%)                   LOANS         BALANCE OUTSTANDING        THE CUT-OFF DATE
-----------                  ---------      -------------------        -----------------
0.875                              2         $    1,413,717.45                0.14%
1.000                              3              3,697,300.00                0.37
1.125                              3                739,764.49                0.07
1.250                              3              1,209,700.00                0.12
1.375                             19              6,967,078.44                0.70
1.500                            176             64,719,347.80                6.47
1.625                            506            180,788,925.25               18.08
1.750                             76             26,720,463.63                2.67
1.875                            294            120,715,869.74               12.07
2.000                          1,252            490,004,544.12               49.00
2.125                             87             35,226,307.61                3.52
2.250                             58             24,572,658.93                2.46
2.375                              3             10,050,000.00                1.00
2.500                              4              5,454,000.00                0.55
2.625                              2              3,229,962.87                0.32
2.750                              1              5,492,500.00                0.55
3.000                              1             10,000,000.00                1.00
4.125                              1              8,997,984.78                0.90
-----------                    -----         -----------------              ------
TOTAL:                         2,491         $1,000,000,125.11              100.00%
-----------                    -----         -----------------              ------

                                                                        % OF AGGREGATE
                             NUMBER OF                                 PRINCIPAL BALANCE
MAXIMUM MORTGAGE RATE        MORTGAGE       AGGREGATE PRINCIPAL        OUTSTANDING AS OF
         (%)                  LOANS         BALANCE OUTSTANDING        THE CUT-OFF DATE
---------------------        ---------      -------------------        -----------------
12.000                         2,491         $1,000,000,125.11              100.00%
---------------------          -----         -----------------              ------
TOTAL:                         2,491         $1,000,000,125.11              100.00%
---------------------          -----         -----------------              ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                              TOTAL MORTGAGE LOANS
                                  As of 8/31/03

                                                                        % OF AGGREGATE
                             NUMBER OF                                 PRINCIPAL BALANCE
                             MORTGAGE       AGGREGATE PRINCIPAL        OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE      LOANS        BALANCE OUTSTANDING        THE CUT-OFF DATE
-------------------------    ---------      -------------------        -----------------
October 2003                     910         $  372,078,638.07               37.21%
November 2003                    651            243,162,694.16               24.32
December 2003                     67             28,259,259.83                2.83
January 2004                      87             48,434,881.89                4.84
February 2004                    736            291,912,670.54               29.19
March 2004                        40             16,151,980.62                1.62
-------------------------      -----         -----------------              ------
TOTAL:                         2,491         $1,000,000,125.11              100.00%
-------------------------      -----         -----------------              ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                             GROUP I MORTGAGE LOANS
                                  As of 8/31/03

Total Current Balance                                   $845,200,920.35
Total Number of Loans                                              2076

                                           AVERAGE OR
                                      WEIGHTED AVERAGE (1)            MINIMUM               MAXIMUM
                                      --------------------          ----------          --------------
Current Balance                           $407,129.54               $19,350.00          $10,000,000.00
Original Balance                          $410,738.23               $19,350.00          $10,000,000.00

Loan Rate                                       3.105%                   2.000%                  5.250%
Servicing Fee                                   0.250%                   0.250%                  0.250%
Net Loan Rate                                   2.855%                   1.750%                  5.000%

Gross Margin                                    1.915%                   0.875%                  4.125%
Maximum Loan Rate                              12.000%                  12.000%                 12.000%

Original LTV                                    65.73%                    8.51%                 100.00%
Effective LTV                                   62.54%                    8.51%                  95.00%

Credit Score                                      733                      521                     820

Original Term (mos)                               300                      300                     300
Remaining Term (mos)                              297                      272                     299
Seasoning (mos)                                     3                        1                      28

Next Rate Reset                                     3                        1                       6
Rate Adj Freq                                       5                        1                       6
First Rate Adj Freq (2)                             5                        2                       6

IO Original Term                                  120                      120                     120
IO Remaining Term                                 117                       92                     119

Top State Concentrations ($)                 CA(20.53%), FL(11.05%), NY(9.83%), NJ(5.38%), VA(4.70%)

First Pay Date                                                        06/01/01                09/01/03
Next Rate Change Date                                                 10/01/03                03/01/04
Maturity Date                                                         05/01/26                08/01/28

(1)      Based on current balances

(2) The interest rates on the Mortgage Loans indexed to one-month LIBOR reset monthly, except with respect to the first rate adjustment, which occurs after the second monthly payment

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                             GROUP I MORTGAGE LOANS
                                  As of 8/31/03

                                                                            % OF AGGREGATE
                                 NUMBER OF                                PRINCIPAL BALANCE
                                 MORTGAGE        AGGREGATE PRINCIPAL      OUTSTANDING AS OF
    INDEX                         LOANS          BALANCE OUTSTANDING       THE CUT-OFF DATE
-------------                    ---------       -------------------      -----------------
1 Month LIBOR                        525           $230,698,722.93              27.30%
6 Month LIBOR                      1,551            614,502,197.42              72.70
-------------                      -----           ---------------             ------
  TOTAL:                           2,076           $845,200,920.35             100.00%
-------------                      -----           ---------------             ------

                                                                           % OF AGGREGATE
                                 NUMBER OF                                PRINCIPAL BALANCE
   RANGE OF CUT-OFF DATE         MORTGAGE        AGGREGATE PRINCIPAL      OUTSTANDING AS OF
STATED PRINCIPAL BALANCES ($)      LOANS         BALANCE OUTSTANDING       THE CUT-OFF DATE
-----------------------------    ---------       -------------------      -----------------
0.01 to 100,000.00                   184           $ 13,757,543.31               1.63%
100,000.01 to 200,000.00             503             76,241,276.98               9.02
200,000.01 to 300,000.00             423            106,034,043.74              12.55
300,000.01 to 400,000.00             275             96,009,272.38              11.36
400,000.01 to 500,000.00             200             90,381,658.51              10.69
500,000.01 to 600,000.00             111             61,592,066.02               7.29
600,000.01 to 700,000.00              85             55,065,363.52               6.52
700,000.01 to 800,000.00              72             54,500,824.09               6.45
800,000.01 to 900,000.00              36             30,573,799.11               3.62
900,000.01 to 1,000,000.00            64             62,406,920.00               7.38
1,000,000.01 to 1,100,000.00          22             23,325,751.05               2.76
1,100,000.01 to 1,200,000.00          17             19,912,717.54               2.36
1,200,000.01 to 1,300,000.00          21             26,517,724.47               3.14
1,300,000.01 to 1,400,000.00           6              7,933,822.35               0.94
1,400,000.01 to 1,500,000.00          11             16,113,296.93               1.91
1,500,000.01 to 2,000,000.00          39             69,139,275.17               8.18
2,000,000.01 to 2,500,000.00           2              4,617,580.40               0.55
3,000,000.01 or greater                5             31,077,984.78               3.68
-----------------------------      -----           ---------------             ------
TOTAL:                             2,076           $845,200,920.35             100.00%
-----------------------------      -----           ---------------             ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                             GROUP I MORTGAGE LOANS
                                  As of 8/31/03

                                                                           % OF AGGREGATE
                                 NUMBER OF                                PRINCIPAL BALANCE
 RANGE OF CURRENT                MORTGAGE        AGGREGATE PRINCIPAL      OUTSTANDING AS OF
MORTGAGE RATES (%)                LOANS          BALANCE OUTSTANDING      THE CUT-OFF DATE
------------------               ---------       -------------------      -----------------
1.751 to 2.000                         2           $  1,413,717.45               0.17%
2.001 to 2.250                         4              4,113,300.00               0.49
2.251 to 2.500                        11              3,640,897.46               0.43
2.501 to 2.750                       349            128,916,804.64              15.25
2.751 to 3.000                       537            211,325,026.76              25.00
3.001 to 3.250                       958            380,162,078.29              44.98
3.251 to 3.500                       203             88,371,923.65              10.46
3.501 to 3.750                        10              8,259,187.32               0.98
4.001 to 4.250                         1             10,000,000.00               1.18
5.001 to 5.250                         1              8,997,984.78               1.06
------------------                 -----           ---------------             ------
TOTAL:                             2,076           $845,200,920.35             100.00%
------------------                 -----           ---------------             ------


                                                                            % OF AGGREGATE
                                 NUMBER OF                                PRINCIPAL BALANCE
                                 MORTGAGE        AGGREGATE PRINCIPAL      OUTSTANDING AS OF
ORIGINAL TERM (MONTHS)             LOANS         BALANCE OUTSTANDING      THE CUT-OFF DATE
----------------------           ---------       -------------------      -----------------
300                                2,076           $845,200,920.35             100.00%
----------------------             -----           ---------------             ------
TOTAL:                             2,076           $845,200,920.35             100.00%
----------------------             -----           ---------------             ------

                                                                           % OF AGGREGATE
                                 NUMBER OF                                PRINCIPAL BALANCE
                                 MORTGAGE        AGGREGATE PRINCIPAL      OUTSTANDING AS OF
REMAINING TERM (MONTHS)            LOANS         BALANCE OUTSTANDING      THE CUT-OFF DATE
-----------------------          ---------       -------------------      -----------------
272                                    1           $    199,508.44               0.02%
285                                    3              1,099,225.14               0.13
286                                    4              2,574,183.99               0.30
287                                   12              4,445,751.97               0.53
288                                   21              9,981,788.02               1.18
289                                   18             10,497,749.31               1.24
290                                   14              5,263,802.36               0.62
291                                    2                411,426.11               0.05
292                                    6             11,948,849.25               1.41
293                                   11              6,204,720.24               0.73
294                                   25              9,332,054.79               1.10
295                                  416            157,080,837.11              18.59
296                                  676            274,570,010.77              32.49
297                                   77             30,420,977.13               3.60
298                                   98             41,424,525.89               4.90
299                                  692            279,745,509.83              33.10
-----------------------            -----           ---------------             ------
TOTAL:                             2,076           $845,200,920.35             100.00%
-----------------------            -----           ---------------             ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                             GROUP I MORTGAGE LOANS
                                  As of 8/31/03


                                                                           % OF AGGREGATE
                                 NUMBER OF                                PRINCIPAL BALANCE
    RANGE OF ORIGINAL            MORTGAGE        AGGREGATE PRINCIPAL      OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS (%)           LOANS         BALANCE OUTSTANDING      THE CUT-OFF DATE
------------------               ---------       -------------------      -----------------
0.01 to 10.00                          6           $  2,305,262.19               0.27%
10.01 to 20.00                        34             10,457,148.96               1.24
20.01 to 30.00                        65             23,548,923.04               2.79
30.01 to 40.00                       138             56,048,246.52               6.63
40.01 to 50.00                       234             90,750,038.88              10.74
50.01 to 60.00                       225            114,288,590.64              13.52
60.01 to 70.00                       332            164,843,655.05              19.50
70.01 to 75.00                       266            116,417,722.99              13.77
75.01 to 80.00                       510            162,559,912.29              19.23
80.01 to 85.00                        34             12,633,881.50               1.49
85.01 to 90.00                        48             15,323,783.93               1.81
90.01 to 95.00                        63             16,046,227.90               1.90
95.01 to 100.00                      121             59,977,526.46               7.10
------------------------           -----           ---------------             ------
TOTAL:                             2,076           $845,200,920.35             100.00%
------------------------           -----           ---------------             ------

                                                                           % OF AGGREGATE
                                 NUMBER OF                                PRINCIPAL BALANCE
   RANGE OF EFFECTIVE            MORTGAGE        AGGREGATE PRINCIPAL      OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS (%)          LOANS          BALANCE OUTSTANDING      THE CUT-OFF DATE
------------------               ---------       -------------------      -----------------
0.01 to 10.00                          6           $  2,305,262.19               0.27%
10.01 to 20.00                        34             10,457,148.96               1.24
20.01 to 30.00                        65             23,548,923.04               2.79
30.01 to 40.00                       138             56,048,246.52               6.63
40.01 to 50.00                       288            109,940,903.84              13.01
50.01 to 60.00                       229            118,349,256.12              14.00
60.01 to 70.00                       460            236,754,379.16              28.01
70.01 to 75.00                       260            112,969,450.06              13.37
75.01 to 80.00                       494            151,965,681.11              17.98
80.01 to 85.00                        20              4,791,071.05               0.57
85.01 to 90.00                        37              8,960,839.16               1.06
90.01 to 95.00                        45              9,109,759.14               1.08
------------------------           -----           ---------------             ------
TOTAL:                             2,076           $845,200,920.35             100.00%
------------------------           -----           ---------------             ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                             GROUP I MORTGAGE LOANS
                                  As of 8/31/03

                                                         % OF AGGREGATE
                        NUMBER OF                       PRINCIPAL BALANCE
                        MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
RANGE OF CREDIT SCORES    LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
----------------------  ---------  -------------------  -----------------
     501 to 525              1     $    519,000.00           0.06%
     551 to 575              2          412,384.00           0.05
     576 to 600             13        4,965,139.87           0.59
     601 to 625             34       18,183,942.28           2.15
     626 to 650             76       36,961,056.68           4.37
     651 to 675            138       50,218,175.00           5.94
     676 to 700            231       85,734,656.70          10.14
     701 to 725            294      130,881,160.07          15.49
     726 to 750            383      161,696,977.48          19.13
     751 to 775            463      180,047,756.81          21.30
     776 to 800            368      152,586,845.36          18.05
     801 to 825             73       22,993,826.10           2.72
----------------------   -----     ---------------         ------
TOTAL:                   2,076     $845,200,920.35         100.00%
----------------------   -----     ---------------         ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                             GROUP I MORTGAGE LOANS
                                  As of 8/31/03

                                                         % OF AGGREGATE
                        NUMBER OF                       PRINCIPAL BALANCE
                        MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
   GEOGRAPHIC AREA        LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
----------------------  ---------  -------------------  -----------------
Alabama                     22     $   6,328,741.76          0.75%
Alaska                       1           146,200.00          0.02
Arizona                     54        20,588,626.12          2.44
Arkansas                     7         1,576,757.24          0.19
California                 299       173,533,438.61         20.53
Colorado                    69        25,865,624.93          3.06
Connecticut                 36        22,368,137.97          2.65
Delaware                     6         2,623,269.10          0.31
District of Columbia         5         2,037,794.04          0.24
Florida                    207        93,368,570.70         11.05
Georgia                     95        29,618,465.14          3.50
Hawaii                       6         3,174,697.07          0.38
Idaho                        6         2,174,325.80          0.26
Illinois                    70        28,043,781.64          3.32
Indiana                     25         6,631,361.70          0.78
Iowa                         4           521,212.65          0.06
Kansas                      14         3,788,212.95          0.45
Kentucky                    17         5,352,910.57          0.63
Louisiana                   17         3,938,693.42          0.47
Maine                       12         4,341,587.22          0.51
Maryland                    46        15,589,112.74          1.84
Massachusetts               41        20,399,436.24          2.41
Michigan                    77        21,229,655.98          2.51
Minnesota                   24         9,077,800.94          1.07
Mississippi                  6           889,410.22          0.11
Missouri                    24         7,867,188.09          0.93
Montana                      9         2,294,070.41          0.27
Nebraska                     7         1,375,189.78          0.16
Nevada                      42        20,663,759.98          2.44
New Hampshire                8         2,225,340.81          0.26
New Jersey                 112        45,471,930.64          5.38
New Mexico                   7         1,062,057.00          0.13
New York                   149        83,047,903.22          9.83
North Carolina              57        18,616,376.88          2.20
North Dakota                 3           404,868.41          0.05
Ohio                        55        11,662,795.63          1.38
Oklahoma                    10         1,238,967.04          0.15
Oregon                      13         3,291,999.05          0.39
Pennsylvania                45        11,806,063.21          1.40
Rhode Island                 6         2,329,540.22          0.28
South Carolina              30        18,353,135.87          2.17
South Dakota                 3           417,334.96          0.05
Tennessee                   23         4,589,491.56          0.54
Texas                      113        34,761,513.33          4.11
Utah                        13         3,708,001.48          0.44
Vermont                      2           799,268.25          0.09
Virginia                   124        39,755,366.85          4.70
Virgin Islands               5         2,678,977.48          0.32
Washington                  24         8,211,659.60          0.97
West Virginia                3         1,204,830.96          0.14
Wisconsin                   18         8,384,202.81          0.99
Wyoming                      5         5,771,262.08          0.68
----------------------   -----     ----------------        ------
TOTAL:                   2,076     $ 845,200,920.35        100.00%
----------------------   -----     ----------------        ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                             GROUP I MORTGAGE LOANS
                                  As of 8/31/03

                                                         % OF AGGREGATE
                        NUMBER OF                       PRINCIPAL BALANCE
                        MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
   OCCUPANCY TYPE         LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
----------------------  ---------  -------------------  -----------------
Primary                  1,767     $ 713,883,423.98         84.46%
Second Home                206       104,832,662.16         12.40
Investment                 103        26,484,834.21          3.13
----------------------   -----     ----------------        ------
TOTAL:                   2,076     $ 845,200,920.35        100.00%
----------------------   -----     ----------------        ------

                                                          % OF AGGREGATE
                         NUMBER OF                       PRINCIPAL BALANCE
                         MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
   PROPERTY TYPE           LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
-----------------------  ---------  -------------------  -----------------
Single Family              1,296    $  554,408,815.90         65.59%
Planned Unit Development     476       181,499,711.25         21.47
Condominium                  239        83,821,250.61          9.92
Cooperative                   38        16,257,156.34          1.92
Two- to Four-Family           27         9,213,986.25          1.09
-----------------------    -----    -----------------        ------
TOTAL:                     2,076    $  845,200,920.35        100.00%
-----------------------    -----    -----------------        ------

                                                          % OF AGGREGATE
                         NUMBER OF                       PRINCIPAL BALANCE
                         MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
     LOAN PURPOSE          LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
-----------------------  ---------  -------------------  -----------------
Purchase                    497     $  235,861,315.31         27.91%
Refinance - Rate Term       874        294,381,349.23         34.83
Refinance - Cashout         705        314,958,255.81         37.26
-----------------------   -----     -----------------        ------
TOTAL:                    2,076     $  845,200,920.35        100.00%
-----------------------   -----     -----------------        ------

                                                          % OF AGGREGATE
                         NUMBER OF                       PRINCIPAL BALANCE
                         MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
  LOAN DOCUMENTATION       LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
-----------------------  ---------  -------------------  -----------------
Full                       1,202    $   548,498,229.44        64.90%
Alternative                  338        118,781,095.32        14.05
Stated                       170         54,910,863.79         6.50
No Income/No Ratio           366        123,010,731.80        14.55
-----------------------    -----    ------------------       ------
TOTAL:                     2,076    $   845,200,920.35       100.00%
-----------------------    -----    ------------------       ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                             GROUP I MORTGAGE LOANS
                                  As of 8/31/03

                                                          % OF AGGREGATE
                         NUMBER OF                       PRINCIPAL BALANCE
                         MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
        CHANNEL            LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
-----------------------  ---------  -------------------  -----------------
Retail                     1,852    $   743,217,067.81        87.93%
Correspondent                141         56,732,537.62         6.71
Broker                        83         45,251,314.92         5.35
-----------------------    -----    ------------------       ------
TOTAL:                     2,076    $   845,200,920.35       100.00%
-----------------------    -----    ------------------       ------

                                                          % OF AGGREGATE
                         NUMBER OF                       PRINCIPAL BALANCE
                         MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
      MARGINS (%)          LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
-----------------------  ---------  -------------------  -----------------
        0.875                 2     $    1,413,717.45          0.17%
        1.000                 3          3,697,300.00          0.44
        1.125                 2            542,265.49          0.06
        1.250                 3          1,209,700.00          0.14
        1.375                16          5,944,578.44          0.70
        1.500               176         64,719,347.80          7.66
        1.625               392        142,600,704.50         16.87
        1.750                70         25,584,727.72          3.03
        1.875               277        114,005,016.66         13.49
        2.000             1,007        398,592,888.59         47.16
        2.125                78         32,432,757.98          3.84
        2.250                41         19,955,930.94          2.36
        2.375                 3         10,050,000.00          1.19
        2.500                 4          5,454,000.00          0.65
        3.000                 1         10,000,000.00          1.18
        4.125                 1          8,997,984.78          1.06
-----------------------   -----     -----------------        ------
TOTAL:                    2,076     $  845,200,920.35        100.00%
-----------------------   -----     -----------------        ------

                                                          % OF AGGREGATE
                         NUMBER OF                       PRINCIPAL BALANCE
 MAXIMUM MORTGAGE RATE   MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
         (%)               LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
-----------------------  ---------  -------------------  -----------------
      12.000               2,076    $   845,200,920.35       100.00%
-----------------------    -----    ------------------       ------
TOTAL:                     2,076    $   845,200,920.35       100.00%
-----------------------    -----    ------------------       ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                             GROUP I MORTGAGE LOANS
                                  As of 8/31/03

                                                          % OF AGGREGATE
                         NUMBER OF                       PRINCIPAL BALANCE
 NEXT RATE ADJUSTMENT    MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
         DATE              LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
-----------------------  ---------  -------------------  -----------------
October 2003                837     $   347,751,668.68        41.14%
November 2003               514         194,990,458.66        23.07
December 2003                57          23,801,361.39         2.82
January 2004                 68          41,687,169.21         4.93
February 2004               570         222,877,465.56        26.37
March 2004                   30          14,092,796.85         1.67
-----------------------   -----     ------------------       ------
TOTAL:                    2,076     $   845,200,920.35       100.00%
-----------------------   -----     ------------------       ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

Total Current Balance         $  154,799,204.76
Total Number of Loans                       415

                                   AVERAGE OR
                              WEIGHTED AVERAGE (1)      MINIMUM          MAXIMUM
                              --------------------      -------          -------
Current Balance                  $373,010.13          $  39,100.00    $ 5,492,500.00
Original Balance                 $375,344.36          $  39,100.00    $ 5,492,500.00

Loan Rate                              3.153%                2.375%            3.875%
Servicing Fee                          0.250%                0.250%            0.250%
Net Loan Rate                          2.903%                2.125%            3.625%

Gross Margin                           1.944%                1.125%            2.750%
Maximum Loan Rate                     12.000%               12.000%           12.000%

Original LTV                           67.72%                 8.93%           100.00%
Effective LTV                          64.45%                 8.93%            95.00%

Credit Score                             730                   510               813

Original Term (mos)                      300                   300               300
Remaining Term (mos)                     297                   286               299
Seasoning (mos)                            3                     1                14

Next Rate Reset                            3                     1                 6
Rate Adj Freq                              6                     6                 6
First Rate Adj Freq (2)                    6                     6                 6

IO Original Term                         120                   120               120
IO Remaining Term                        117                   106               119

Top State Concentrations ($)        CA(17.89%), NJ(8.85%), FL(7.79%), NY(7.03%), TX(6.93%)

First Pay Date                                            08/01/02          09/01/03
Next Rate Change Date                                     10/01/03          03/01/04
Maturity Date                                             07/01/27          08/01/28

(1)  Based on current balances

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                                                          % OF AGGREGATE
                         NUMBER OF                       PRINCIPAL BALANCE
                         MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
        INDEX              LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
-----------------------  ---------  -------------------  -----------------
6 Month LIBOR              415      $   154,799,204.76       100.00%
-----------------------    ---      ------------------       ------
TOTAL:                     415      $   154,799,204.76       100.00%
-----------------------    ---      ------------------       ------

                                                               % OF AGGREGATE
                              NUMBER OF                       PRINCIPAL BALANCE
RANGE OF CUT-OFF DATE STATED  MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
   PRINCIPAL BALANCES ($)       LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
----------------------------  ---------  -------------------  -----------------
0.01 to 100,000.00                 42    $     3,210,548.04         2.07%
100,000.01 to 200,000.00          117         17,998,238.79        11.63
200,000.01 to 300,000.00           84         20,791,065.57        13.43
300,000.01 to 400,000.00           54         18,862,954.18        12.19
400,000.01 to 500,000.00           35         15,999,753.54        10.34
500,000.01 to 600,000.00           21         11,125,140.78         7.19
600,000.01 to 700,000.00           15          9,859,215.71         6.37
700,000.01 to 800,000.00            8          5,948,221.09         3.84
800,000.01 to 900,000.00            9          7,697,701.07         4.97
900,000.01 to 1,000,000.00         11         10,855,747.00         7.01
1,000,000.01 to 1,100,000.00        2          2,140,000.00         1.38
1,100,000.01 to 1,200,000.00        3          3,486,000.00         2.25
1,200,000.01 to 1,300,000.00        2          2,507,300.00         1.62
1,300,000.01 to 1,400,000.00        3          4,012,500.00         2.59
1,400,000.01 to 1,500,000.00        3          4,459,162.00         2.88
1,500,000.01 to 2,000,000.00        4          7,353,156.99         4.75
2,500,000.01 to 3,000,000.00        1          3,000,000.00         1.94
3,000,000.01 or greater             1          5,492,500.00         3.55
----------------------------      ---    ------------------       ------
TOTAL:                            415    $   154,799,204.76       100.00%
----------------------------      ---    ------------------       ------

                                                               % OF AGGREGATE
                              NUMBER OF                       PRINCIPAL BALANCE
 RANGE OF CURRENT MORTGAGE    MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
          RATES (%)             LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
----------------------------  ---------  -------------------  -----------------
2.251 to 2.500                      2    $       484,999.00         0.31%
2.501 to 2.750                     40         12,446,595.58         8.04
2.751 to 3.000                     93         31,846,433.69        20.57
3.001 to 3.250                    222         84,589,875.70        54.64
3.251 to 3.500                     51         15,539,205.58        10.04
3.501 to 3.750                      5          4,169,632.34         2.69
3.751 to 4.000                      2          5,722,462.87         3.70
----------------------------      ---    ------------------       ------
TOTAL:                            415    $   154,799,204.76       100.00%
----------------------------      ---    ------------------       ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                                                          % OF AGGREGATE
                         NUMBER OF                       PRINCIPAL BALANCE
                         MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
ORIGINAL TERM (MONTHS)     LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
-----------------------  ---------  -------------------  -----------------
300                         415     $   154,799,204.76        100.00%
-----------------------     ---     ------------------        ------
TOTAL:                      415     $   154,799,204.76        100.00%
-----------------------     ---     ------------------        ------

                                                          % OF AGGREGATE
                         NUMBER OF                       PRINCIPAL BALANCE
                         MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
REMAINING TERM (MONTHS)    LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
-----------------------  ---------  -------------------  -----------------
        286                  1      $       198,023.23          0.13%
        288                  5              869,700.02          0.56
        289                  4            1,122,448.42          0.73
        292                  2              614,449.82          0.40
        293                  2              493,998.96          0.32
        294                  5            1,189,483.75          0.77
        295                 69           23,204,520.97         14.99
        296                137           48,172,235.50         31.12
        297                 10            4,457,898.44          2.88
        298                 16            5,935,239.63          3.83
        299                164           68,541,206.02         44.28
-----------------------    ---      ------------------        ------
TOTAL:                     415      $   154,799,204.76        100.00%
-----------------------    ---      ------------------        ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                                                          % OF AGGREGATE
                         NUMBER OF                       PRINCIPAL BALANCE
RANGE OF ORIGINAL LOAN-  MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
   TO-VALUE RATIOS(%)      LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
-----------------------  ---------  -------------------  -----------------
0.01 to 10.00                 2     $       465,200.00          0.30%
10.01 to 20.00                2             546,397.27          0.35
20.01 to 30.00               11           4,240,222.99          2.74
30.01 to 40.00               28           8,208,977.97          5.30
40.01 to 50.00               38          10,146,532.90          6.55
50.01 to 60.00               45          23,366,596.08         15.09
60.01 to 70.00               65          35,099,626.09         22.67
70.01 to 75.00               62          22,280,391.48         14.39
75.01 to 80.00              100          29,009,022.49         18.74
80.01 to 85.00                4           1,075,905.00          0.70
85.01 to 90.00               14           3,509,879.43          2.27
90.01 to 95.00               18           4,176,803.69          2.70
95.01 to 100.00              26          12,673,649.37          8.19
-----------------------     ---     ------------------        ------
TOTAL:                      415     $   154,799,204.76        100.00%
-----------------------     ---     ------------------        ------

                                                          % OF AGGREGATE
                         NUMBER OF                       PRINCIPAL BALANCE
  RANGE OF EFFECTIVE     MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
LOAN-TO-VALUE RATIOS(%)    LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
-----------------------  ---------  -------------------  -----------------
0.01 to 10.00                 2     $       465,200.00          0.30%
10.01 to 20.00                2             546,397.27          0.35
20.01 to 30.00               11           4,240,222.99          2.74
30.01 to 40.00               28           8,208,977.97          5.30
40.01 to 50.00               46          12,620,868.62          8.15
50.01 to 60.00               45          23,366,596.08         15.09
60.01 to 70.00              100          50,074,451.85         32.35
70.01 to 75.00               61          21,617,391.48         13.96
75.01 to 80.00               98          28,474,045.39         18.39
80.01 to 85.00                1             169,400.00          0.11
85.01 to 90.00                8           2,172,752.41          1.40
90.01 to 95.00               13           2,842,900.70          1.84
-----------------------     ---     ------------------        ------
TOTAL:                      415     $   154,799,204.76        100.00%
-----------------------     ---     ------------------        ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                                                          % OF AGGREGATE
                         NUMBER OF                       PRINCIPAL BALANCE
                         MORTGAGE   AGGREGATE PRINCIPAL  OUTSTANDING AS OF
RANGE OF CREDIT SCORES     LOANS    BALANCE OUTSTANDING  THE CUT-OFF DATE
-----------------------  ---------  -------------------  -----------------
501 to 525                    1     $       229,962.87          0.15%
551 to 575                    1             209,831.99          0.14
576 to 600                    3             773,132.62          0.50
601 to 625                    4           1,229,791.94          0.79
626 to 650                   15           7,343,119.62          4.74
651 to 675                   38          13,484,962.34          8.71
676 to 700                   50          20,839,675.54         13.46
701 to 725                   53          19,948,321.74         12.89
726 to 750                   73          28,124,527.62         18.17
751 to 775                   87          34,148,267.92         22.06
776 to 800                   82          26,620,761.17         17.20
801 to 825                    8           1,846,849.39          1.19
-----------------------     ---     ------------------        ------
TOTAL:                      415     $   154,799,204.76        100.00%
-----------------------     ---     ------------------        ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                        NUMBER OF                                   % OF AGGREGATE PRINCIPAL
                        MORTGAGE     AGGREGATE PRINCIPAL BALANCE     BALANCE OUTSTANDING AS
   GEOGRAPHIC AREA        LOANS              OUTSTANDING              OF THE CUT-OFF DATE
--------------------    ---------    ---------------------------    ------------------------
Alabama                     4              $    932,080.33                   0.60%
Arizona                    13                 4,173,166.38                   2.70
California                 52                27,691,080.17                  17.89
Colorado                   11                 3,955,593.77                   2.56
Connecticut                 7                 3,575,830.98                   2.31
District of Columbia        3                 3,643,771.23                   2.35
Florida                    42                12,052,167.45                   7.79
Georgia                    23                 5,066,258.17                   3.27
Hawaii                      2                   515,684.30                   0.33
Idaho                       1                 1,000,000.00                   0.65
Illinois                    9                 3,907,347.86                   2.52
Indiana                     6                 1,168,135.62                   0.75
Iowa                        1                    65,838.07                   0.04
Kansas                      3                 2,588,140.00                   1.67
Kentucky                    2                 1,054,260.50                   0.68
Louisiana                   2                   384,776.21                   0.25
Maine                       2                   410,900.00                   0.27
Maryland                    5                 2,234,621.78                   1.44
Massachusetts               9                 3,294,001.46                   2.13
Michigan                   25                 7,004,637.22                   4.52
Minnesota                   2                   696,011.30                   0.45
Mississippi                 1                   102,549.96                   0.07
Missouri                    8                 1,651,865.37                   1.07
Montana                     1                    80,950.00                   0.05
Nevada                     11                 7,151,739.10                   4.62
New Jersey                 22                13,702,008.33                   8.85
New Mexico                  1                   114,400.00                   0.07
New York                   23                10,886,200.87                   7.03
North Carolina             10                 2,292,458.43                   1.48
North Dakota                1                   112,225.21                   0.07
Ohio                       13                 3,952,413.04                   2.55
Oklahoma                    2                   961,000.00                   0.62
Oregon                      2                   864,999.99                   0.56
Pennsylvania               14                 4,532,546.52                   2.93
Rhode Island                1                   245,266.69                   0.16
South Carolina              7                 1,883,999.06                   1.22
Tennessee                  10                 1,765,918.42                   1.14
Texas                      32                10,722,360.57                   6.93
Utah                        4                   888,000.00                   0.57
Vermont                     3                 1,189,583.58                   0.77
Virginia                   17                 4,521,384.33                   2.92
Virgin Islands              3                   968,818.00                   0.63
Washington                  3                   449,614.50                   0.29
Wisconsin                   2                   344,599.99                   0.22
--------------------      ---              ---------------                 ------
TOTAL:                    415              $154,799,204.76                 100.00%
--------------------      ---              ---------------                 ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                                                       % OF AGGREGATE
                  NUMBER OF                           PRINCIPAL BALANCE
                  MORTGAGE     AGGREGATE PRINCIPAL    OUTSTANDING AS OF
OCCUPANCY TYPE      LOANS      BALANCE OUTSTANDING    THE CUT-OFF DATE
--------------    ---------    -------------------    -----------------
Primary              361         $138,971,720.92           89.78%
Second Home           33           11,061,507.15            7.15
Investment            21            4,765,976.69            3.08
--------------       ---         ---------------          ------
TOTAL:               415         $154,799,204.76          100.00%
--------------       ---         ---------------          ------

                                                              % OF AGGREGATE
                           NUMBER OF                         PRINCIPAL BALANCE
                           MORTGAGE    AGGREGATE PRINCIPAL   OUTSTANDING AS OF
     PROPERTY TYPE           LOANS     BALANCE OUTSTANDING   THE CUT-OFF DATE
------------------------   ---------   -------------------   -----------------
Single Family                 244        $ 90,743,418.92          58.62%
Planned Unit Development      104          44,013,220.06          28.43
Condominium                    57          15,954,942.60          10.31
Cooperative                     4           2,065,000.00           1.33
Two- to Four-Family             6           2,022,623.18           1.31
------------------------      ---        ---------------         ------
TOTAL:                        415        $154,799,204.76         100.00%
------------------------      ---        ---------------         ------

                                                           % OF AGGREGATE
                        NUMBER OF                         PRINCIPAL BALANCE
                        MORTGAGE    AGGREGATE PRINCIPAL   OUTSTANDING AS OF
     LOAN PURPOSE         LOANS     BALANCE OUTSTANDING   THE CUT-OFF DATE
---------------------   ---------   -------------------   -----------------
Purchase                   103        $ 41,312,064.07          26.69%
Refinance - Rate Term      169          63,458,955.57          40.99
Refinance - Cashout        143          50,028,185.12          32.32
---------------------      ---        ---------------         ------
TOTAL:                     415        $154,799,204.76         100.00%
---------------------      ---        ---------------         ------

                                                        % OF AGGREGATE
                     NUMBER OF                         PRINCIPAL BALANCE
                     MORTGAGE    AGGREGATE PRINCIPAL   OUTSTANDING AS OF
LOAN DOCUMENTATION     LOANS     BALANCE OUTSTANDING   THE CUT-OFF DATE
------------------   ---------   -------------------   -----------------
Full                    244        $103,029,817.21          66.56%
Alternative              68          20,342,144.73          13.14
Stated                   40          11,983,093.89           7.74
No Income/No Ratio       63          19,444,148.93          12.56
------------------      ---        ---------------         ------
TOTAL:                  415        $154,799,204.76         100.00%
------------------      ---        ---------------         ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                                                   % OF AGGREGATE
                NUMBER OF                         PRINCIPAL BALANCE
                MORTGAGE    AGGREGATE PRINCIPAL   OUTSTANDING AS OF
   CHANNEL        LOANS     BALANCE OUTSTANDING   THE CUT-OFF DATE
-------------   ---------   -------------------   -----------------
Retail             381        $142,006,329.21           91.74%
Correspondent       29          10,001,675.55            6.46
Broker               5           2,791,200.00            1.80
----------------   ---        ---------------          ------
TOTAL:             415        $154,799,204.76          100.00%
----------------   ---        ---------------          ------

                                                 % OF AGGREGATE
              NUMBER OF                         PRINCIPAL BALANCE
              MORTGAGE    AGGREGATE PRINCIPAL   OUTSTANDING AS OF
MARGINS (%)     LOANS     BALANCE OUTSTANDING   THE CUT-OFF DATE
-----------   ---------   -------------------   -----------------
1.125              1        $    197,499.00           0.13%
1.375              3           1,022,500.00           0.66
1.625            114          38,188,220.75          24.67
1.750              6           1,135,735.91           0.73
1.875             17           6,710,853.08           4.34
2.000            245          91,411,655.53          59.05
2.125              9           2,793,549.63           1.80
2.250             17           4,616,727.99           2.98
2.625              2           3,229,962.87           2.09
2.750              1           5,492,500.00           3.55
--------------   ---        ---------------         ------
TOTAL:           415        $154,799,204.76         100.00%
--------------   ---        ---------------         ------

                                                           % OF AGGREGATE
                        NUMBER OF                         PRINCIPAL BALANCE
MAXIMUM MORTGAGE RATE   MORTGAGE    AGGREGATE PRINCIPAL   OUTSTANDING AS OF
         (%)              LOANS     BALANCE OUTSTANDING   THE CUT-OFF DATE
---------------------   ---------   -------------------   -----------------
12.000                     415        $154,799,204.76         100.00%
---------------------      ---        ---------------         ------
TOTAL:                     415        $154,799,204.76         100.00%
---------------------      ---        ---------------         ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                                                               % OF AGGREGATE
                            NUMBER OF                         PRINCIPAL BALANCE
                            MORTGAGE    AGGREGATE PRINCIPAL   OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE     LOANS     BALANCE OUTSTANDING   THE CUT-OFF DATE
-------------------------   ---------   -------------------   -----------------
October 2003                    73        $ 24,326,969.39          15.72%
November 2003                  137          48,172,235.50          31.12
December 2003                   10           4,457,898.44           2.88
January 2004                    19           6,747,712.68           4.36
February 2004                  166          69,035,204.98          44.60
March 2004                      10           2,059,183.77           1.33
-------------------------      ---        ---------------         ------
TOTAL:                         415        $154,799,204.76         100.00%
-------------------------      ---        ---------------         ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

                                           GROUP 1                            GROUP 2
PERIOD    DISTRIBUTION DATE       NOTIONAL SCHEDULE BALANCE ($)      NOTIONAL SCHEDULE BALANCE ($)
1         25-Oct-03                      819,000,000.00                     150,000,000.00
2         25-Nov-03                      789,196,639.92                     144,541,491.46
3         25-Dec-03                      760,444,201.87                     139,275,460.11
4         25-Jan-04                      732,705,628.39                     134,195,118.84
5         25-Feb-04                      705,945,168.73                     129,293,919.88
6         25-Mar-04                      680,128,332.75                     124,565,546.32
7         25-Apr-04                      655,221,846.55                     120,003,904.04
8         25-May-04                      631,193,609.47                     115,603,113.76
9         25-Jun-04                      608,012,652.83                     111,357,503.56
10        25-Jul-04                      585,649,099.94                     107,261,601.48
11        25-Aug-04                      564,074,127.60                     103,310,128.55
12        25-Sep-04                      543,259,929.02                      99,497,991.92
13        25-Oct-04                      523,179,677.88                      95,820,278.33
14        25-Nov-04                      503,807,493.82                      92,272,247.78
15        25-Dec-04                      485,118,409.10                      88,849,327.40
16        25-Jan-05                      467,088,336.33                      85,547,105.58
17        25-Feb-05                      449,694,037.55                      82,361,326.25
18        25-Mar-05                      432,913,094.17                      79,287,883.44
19        25-Apr-05                      416,723,878.13                      76,322,815.96
20        25-May-05                      401,105,524.03                      73,462,302.28
21        25-Jun-05                      386,037,902.22                      70,702,655.64
22        25-Jul-05                      371,963,544.98                      68,124,926.19
23        25-Aug-05                      358,393,620.46                      65,639,583.98
24        25-Sep-05                      345,310,197.83                      63,243,344.96
25        25-Oct-05                      332,695,981.06                      60,933,041.37
26        25-Nov-05                      320,534,286.49                      58,705,617.57
27        25-Dec-05                      308,809,021.22                      56,558,126.13
28        25-Jan-06                      297,504,662.19                      54,487,723.99
29        25-Feb-06                      286,606,236.10                      52,491,668.79
30        25-Mar-06                      276,099,299.92                      50,567,315.28
31        25-Apr-06                      265,969,922.21                      48,712,111.88
32        25-May-06                      256,204,665.01                      46,923,597.45
33        25-Jun-06                      246,790,566.39                      45,199,397.97
34        25-Jul-06                      237,715,123.64                      43,537,223.59
35        25-Aug-06                      228,966,277.06                      41,934,865.54
36        25-Sep-06                      220,532,394.25                      40,390,193.36
37        25-Oct-06                      212,402,255.06                      38,901,152.06
38        25-Nov-06                      204,912,566.65                      37,529,409.81
39        25-Dec-06                      197,686,978.62                      36,206,037.75
40        25-Jan-07                      190,716,178.29                      34,929,330.26
41        25-Feb-07                      183,991,181.38                      33,697,641.85
42        25-Mar-07                      177,503,320.39                      32,509,385.08
43        25-Apr-07                      171,244,233.48                      31,363,028.45
44        25-May-07                      165,205,853.64                      30,257,094.49
45        25-Jun-07                      159,380,398.33                      29,190,157.83
46        25-Jul-07                      153,760,359.44                      28,160,843.34
47        25-Aug-07                      148,338,493.59                      27,167,824.40
48        25-Sep-07                      143,107,812.84                      26,209,821.16
49        25-Oct-07 and thereafter                 0.00                               0.00

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

TO MATURITY

       PERCENTAGE OF CLASS A-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATE                      10% CPR   15% CPR   20% CPR   25% CPR   30% CPR
------------------------------   -------   -------   -------   -------   -------
  Initial Percentage               100       100       100       100       100
25-Sep-04                           90        85        79        74        69
25-Sep-05                           80        71        63        55        47
25-Sep-06                           72        60        50        41        33
25-Sep-07                           65        51        40        30        23
25-Sep-08                           58        43        32        23        16
25-Sep-09                           52        36        25        17        11
25-Sep-10                           46        31        20        13         8
25-Sep-11                           42        26        16        10         5
25-Sep-12                           38        22        13         7         4
25-Sep-13                           33        19        10         5         3
25-Sep-14                           28        15         8         4         2
25-Sep-15                           24        12         6         3         1
25-Sep-16                           20        10         4         2         1
25-Sep-17                           17         8         3         1         *
25-Sep-18                           14         6         2         1         *
25-Sep-19                           11         5         2         1         *
25-Sep-20                            9         3         1         *         *
25-Sep-21                            7         3         1         *         *
25-Sep-22                            6         2         1         *         *
25-Sep-23                            4         1         *         *         *
25-Sep-24                            3         1         *         *         *
25-Sep-25                            2         1         *         *         *
25-Sep-26                            1         *         *         *         *
25-Sep-27                            *         *         *         *         *
25-Sep-28                            0         0         0         0         0

  Average Life (years)            7.76      5.64      4.29      3.39      2.75
  First Principal Payment Date   Oct03     Oct03     Oct03     Oct03     Oct03
  Last Principal Payment Date    Jun28     Jun28     Jun28     Jun28     Jun28

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

TO MATURITY

       PERCENTAGE OF CLASS A-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATE                      10% CPR   15% CPR   20% CPR   25% CPR   30% CPR
------------------------------   -------   -------   -------   -------   -------
  Initial Percentage               100        100       100       100       100
25-Sep-04                           90         85        79        74        69
25-Sep-05                           80         71        63        55        47
25-Sep-06                           72         60        50        41        33
25-Sep-07                           65         51        40        30        23
25-Sep-08                           58         43        32        23        16
25-Sep-09                           52         36        25        17        11
25-Sep-10                           46         31        20        13         8
25-Sep-11                           42         26        16        10         5
25-Sep-12                           38         22        13         7         4
25-Sep-13                           33         19        10         5         3
25-Sep-14                           28         15         8         4         2
25-Sep-15                           24         12         6         3         1
25-Sep-16                           20         10         4         2         1
25-Sep-17                           17          8         3         1         *
25-Sep-18                           14          6         2         1         *
25-Sep-19                           11          5         2         1         *
25-Sep-20                            9          4         1         *         *
25-Sep-21                            7          3         1         *         *
25-Sep-22                            6          2         1         *         *
25-Sep-23                            4          1         *         *         *
25-Sep-24                            3          1         *         *         *
25-Sep-25                            2          1         *         *         *
25-Sep-26                            1          *         *         *         *
25-Sep-27                            *          *         *         *         *
25-Sep-28                            0          0         0         0         0

  Average Life (years)            7.77       5.64      4.30      3.39      2.75
  First Principal Payment Date   Oct03      Oct03     Oct03     Oct03     Oct03
  Last Principal Payment Date    Jun28      Jun28     Jun28     Jun28    June28

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

TO MATURITY

       PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

       DATE                      10% CPR   15% CPR   20% CPR   25% CPR   30% CPR
------------------------------   -------   -------   -------   -------   -------
  Initial Percentage                100      100       100       100       100
25-Sep-04                           100      100       100       100       100
25-Sep-05                           100      100       100       100       100
25-Sep-06                           100      100       100        92        84
25-Sep-07                           100      100        83        69        59
25-Sep-08                           100       90        66        52        41
25-Sep-09                           100       76        53        39        29
25-Sep-10                            96       65        43        29        20
25-Sep-11                            86       55        34        22        14
25-Sep-12                            78       47        27        16        10
25-Sep-13                            69       39        21        12         7
25-Sep-14                            59       32        16         9         5
25-Sep-15                            50       25        12         6         3
25-Sep-16                            42       20         9         4         2
25-Sep-17                            35       16         7         3         1
25-Sep-18                            29       12         5         2         1
25-Sep-19                            24       10         4         1         1
25-Sep-20                            19        7         3         1         *
25-Sep-21                            15        5         2         1         *
25-Sep-22                            12        4         1         *         *
25-Sep-23                             9        3         1         *         *
25-Sep-24                             6        2         1         *         *
25-Sep-25                             4        1         *         *         *
25-Sep-26                             2        1         *         *         *
25-Sep-27                             1        *         *         *         *
25-Sep-28                             0        0         0         0         0

  Average Life (years)            12.89     9.65      7.42      6.12      5.27
  First Principal Payment Date    May10    Feb08     Dec06     Mar06     Oct05
  Last Principal Payment Date     Jun28    Jun28     Jun28     Jun28     Jun28

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

DISCOUNT MARGIN TABLE (TO CALL)

----------------------------------------------------------------------------------------------------
                         10%             15%              20%              25%             30%
                         CPR             CPR              CPR              CPR             CPR
                       TO CALL         TO CALL          TO CALL          TO CALL         TO CALL
----------------------------------------------------------------------------------------------------
                     DISC MARGIN     DISC MARGIN      DISC MARGIN      DISC MARGIN      DISC MARGIN
====================================================================================================
A-1

              100        31              31               31              31               31

              WAL      7.46            5.29             3.98            3.10             2.50
   PAYMENT WINDOW   Oct03 - Jul20   Oct03 - Sep16    Oct03 - Dec13    Oct03 - Oct11    Oct03 - Mar10
----------------------------------------------------------------------------------------------------
A-2

              100        33              33               33              33               33

              WAL      7.46            5.29             3.98            3.10             2.50
   PAYMENT WINDOW   Oct03 - Jul20   Oct03 - Sep16    Oct03 - Dec13    Oct03 - Oct11    Oct03 - Mar10
----------------------------------------------------------------------------------------------------
B1

              100         60             60               60              60               60

              WAL      12.26           8.93             6.76            5.47             4.62
   PAYMENT WINDOW   May10 - Jul20   Feb08 - Sep16    Dec06 - Dec13    Mar06 - Oct11    Oct05 - Mar10
----------------------------------------------------------------------------------------------------

PRE-TAX YIELD (TO CALL)

--------------------------------------------------------------
                 10%       20%       35%       40%       45%
                 CPR       CPR       CPR       CPR       CPR
               TO CALL   TO CALL   TO CALL   TO CALL   TO CALL
--------------------------------------------------------------
                YIELD     YIELD     YIELD     YIELD     YIELD
==============================================================
X-A-1

   1.7080200    4.50       4.50      4.50     (3.40)   (12.08)

WAL             1.89       1.89      1.89      1.69      1.50
Mod Duration    1.39       1.39      1.39      1.44      1.49
--------------------------------------------------------------
X-A-2

   1.5153700   45.82      27.00    (15.33)   (30.60)   (49.97)

WAL             7.46       3.98      2.07      1.75      1.50
Mod Duration    2.11       2.44      2.96      2.82      2.58
--------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                                 MLCC 2003-F

DISCOUNT MARGIN TABLE (TO MATURITY)

---------------------------------------------------------------------------------------------
                         10%             15%            20%            25%            30%
                         CPR             CPR            CPR            CPR            CPR
                     TO MATURITY     TO MATURITY    TO MATURITY    TO MATURITY    TO MATURITY
---------------------------------------------------------------------------------------------
                     DISC MARGIN     DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN
=============================================================================================
A-1

              100       32               33             33             33              34

              WAL     7.76             5.64           4.29           3.39            2.75
   PAYMENT WINDOW   Oct03 - Jun28   Oct03 - Jun28  Oct03 - Jun28  Oct03 - Jun28  Oct03 - Jun28
---------------------------------------------------------------------------------------------
A-2

              100       34               35             35             35              36

              WAL     7.77             5.64           4.30           3.39            2.75
   PAYMENT WINDOW   Oct03 - Jun28   Oct03 - Jun28  Oct03 - Jun28  Oct03 - Jun28  Oct03 - Jun28
---------------------------------------------------------------------------------------------
B1

              100       61               62             62             63              63

              WAL    12.89             9.65           7.42           6.12            5.27
   PAYMENT WINDOW    May10-Jun28    Feb08-Jun28    Dec06-Jun28    Mar06-Jun28    Oct05-Jun28
---------------------------------------------------------------------------------------------

PRE-TAX YIELD (TO MATURITY)

--------------------------------------------------------------------------------
                   10%          20%           35%           40%          45%
                   CPR          CPR           CPR           CPR          CPR
               TO MATURITY  TO MATURITY   TO MATURITY   TO MATURITY  TO MATURITY
--------------------------------------------------------------------------------
                  YIELD        YIELD         YIELD         YIELD        YIELD
================================================================================
X-A-1

   1.7080200      4.50          4.50          4.50         (3.40)      (11.63)

WAL               1.89          1.89          1.89          1.69         1.51
Mod Duration      1.39          1.39          1.39          1.44         1.50
--------------------------------------------------------------------------------
X-A-2

   1.5153700     45.83         27.37         (5.54)       (13.81)      (22.48)

WAL               7.76          4.29          2.29          1.93         1.65
Mod Duration      2.11          2.50          3.82          4.01         4.26
--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the Prospectus and Prospectus Supplement.